UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 3, 2023

LEO HOLDINGS CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39865)	98-1574497
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Albany Financial Center South Ocean Blvd Suite #507 P.O. Box SP-63158 New Providence, Nassau, The Bahamas	NA
(Address of principal executive offices)	(Zip Code)

(310) 800-1000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-quarter of one redeemable warrant	LHC.U	The New York Stock Exchange
Class A Ordinary Shares included as part of the units	LHC	The New York Stock Exchange
Redeemable Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50		None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated into this Item 7.01 by reference, is an investor presentation being used in connection with the proposed business combination (the “Business Combination”), between Leo Holdings Corp. II, a Cayman Islands exempted company (“Leo” or the “Company”), and World View Enterprises, Inc., a Delaware corporation (“World View”).

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Cautionary Notice Regarding Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in Current Report on Form 8-K, including regarding World View’s proposed Business Combination with Leo, Leo’s ability to consummate the proposed transactions, the value of the combined entity, the anticipated benefits of the proposed transactions and the combined company’s future financial performance, including financial projections, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenue growth, prospects expectations, estimated market growth, size and opportunity, estimated development timeline and process, expected approvals from regulators and related timing, plans and objectives of management, World View’s ability to create unique insights and data sets, and World View’s future capabilities, product and market opportunities, ability to obtain and maintain strategic relationships, remote sensing capabilities and growth potential, and expectations regarding customer demand and the growth of the remote sensing and space tourism markets, among others, are forward looking statements. These statements are based on various assumptions, whether or not identified in these communications, and on the current expectations of World View’s and Leo’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of World View and Leo. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to: the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination is not obtained; the risk that the Business Combination may not be completed by Leo’s business combination deadline; failure to realize the anticipated benefits of the Business Combination; risks relating to the uncertainty of the projected financial information with respect to World View; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive business combination agreement; the effect of the announcement or pendency of the transaction on World View’s business relationships, operating results, and business generally; risks that the Business Combination disrupts current plans and operations of World View; risks relating to World View’s capital needs and ability to obtain adequate financing; the outcome of any legal proceedings that may be instituted against World View or against Leo related to the Business Combination or any related agreements; the ability to maintain the listing of Leo’s securities on a national securities exchange; changes in domestic and foreign business, market, financial, political, and legal conditions and changes in the combined capital structure; the ability to implement business plans, forecasts, and other expectations after the completion of the Business Combination, and identify and realize additional opportunities; risks associated with the fact that the market for remote sensing with stratospheric balloons is not well established; the risk related to the World View’s limited history of operating at current scale and under current growth strategy; the risk related to the capital intensive nature of the World View’s business; the ability of the World View to attract new customers or retain existing customers; the impact of the COVID-19 pandemic on the World View’s concentration; the risks associated with the World View’s backlog that may not result in actual revenue; the risks associated with incorrectly forecasting flight demand; risks associated with World View’s reliance on certain suppliers, including recent global supply chain slowdowns and disruptions; material weaknesses in the World View’s internal control over financial reporting; risks associated with the hazards and operational risks that World View’s business is subject to; risks associated with increasing competition from commercial entities and governments in the World View’s market; and risks associated with the extensive laws and regulations World View’s services and products are subject to.

The foregoing list of factors is not exhaustive. Please carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the final prospectus to Leo’s registration statement on Form S-1, as amended (File No. 333-249676), the registration statement on Form S-4 to be filed with the SEC by Leo and other documents filed or that may be filed by Leo from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of Leo or World View presently know or that Leo or World View currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Leo’s and World View’s expectations, plans or forecasts of future events and views as of the date of these communications. Leo and World View anticipate that subsequent events and developments will cause Leo’s and World View’s assessments to change. However, while Leo and World View may elect to update these forward-looking statements at some point in the future, Leo and World View specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Leo’s and World View’s assessments as of any date subsequent to the date of these communications. Accordingly, undue reliance should not be placed upon the forward-looking statements. Certain market data information in these communications is based on the estimates of World View and Leo management. World View and Leo obtained the industry, market and competitive position data used throughout these communications from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties. World View and Leo believe their estimates to be accurate as of the date of these communications. However, this information may prove to be inaccurate because of the method by which World View or Leo obtained some of the data for its estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process.

Additional Information

The Company intends to file with the SEC a Registration Statement on Form S-4 (as amended or supplemented, the “Registration Statement”), which will include a preliminary proxy statement/prospectus of the Company, which will be both the proxy statement to be distributed to holders of the Company’s ordinary shares in connection with the solicitation of proxies for the vote by the Company’s shareholders with respect to the proposed Business Combination and related matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the Business Combination. After the Registration Statement is declared effective, the Company will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. The Company’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with the Company’s solicitation of proxies for its shareholders’ meeting to be held to approve the Business Combination and related matters because the proxy statement/prospectus will contain important information about the Company and World View and the proposed Business Combination.

The definitive proxy statement/prospectus will be mailed to shareholders of the Company as of a record date to be established for voting on the proposed Business Combination and related matters. Shareholders may obtain copies of the proxy statement/prospectus, when available, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Leo Holdings Corp. II, 21 Grosvenor Pl, London SW1X 7HF, United Kingdom or by emailing brown@leo.holdings.

Participants in the Solicitation

This Current Report on Form 8-K is not a solicitation of a proxy from any investor or securityholder. However, Leo, World View and Leo Investors II Limited Partnership and their respective directors, officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies from Leo’s shareholders with respect to the proposed business combination and related matters. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the directors and officers of Leo and World View in the proxy statement/prospectus relating to the proposed business combination when it is filed with the SEC. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only, and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Investor Presentation, dated February 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRLdocument)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2023	LEO HOLDINGS CORP. II

	By:	/s/ Lyndon Lea
	Name:	Lyndon Lea
	Title:	Chief Executive Officer

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